Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of B&G Foods, Inc. (the “Company”) on Form 10-Q for the period ended July 4, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert D. Mills, Chief Executive Officer of the Company, and I, Bruce C. Wacha, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert D. Mills
Robert D. Mills
Chief Executive Officer
August 12, 2026

/s/ Bruce C. Wacha
Bruce C. Wacha
Chief Financial Officer
August 12, 2026

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.